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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   _________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 1, 1999


                             IKON RECEIVABLES, LLC
                             ---------------------
             (Exact name of registrant as specified in its charter)


    DELAWARE                      333-71073                  23-2990188
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(State or other             (Commission file number)        (I.R.S. employer
 jurisdiction of                                           identification no.)
 incorporation)


1738 Bass Road, P.O. Box 9115, Macon, Georgia                     31208
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(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:             912-471-2300

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         (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.
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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.    Other Events.
           ------------

          The consolidated financial statements of Ambac Assurance Corporation ("Ambac") and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, which report appears in the Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac and subsidiaries as of June 30, 1999, and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-71073) of the Registrant (the "Prospectus"); and
(iii) the Prospectus Supplement for $707,750,000 principal amount of the Registrant's Lease-Backed Notes, Series 1999-2, and shall be deemed to be a part hereof.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

          23. Consent of KPMG LLP, independent auditors of Ambac and subsidiaries with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 27, 1999 on the audit of the consolidated financial statements of Ambac and subsidiaries as of December 31, 1998 and December 31, 1997 and for each of the years in the three-year period ended December 31, 1998 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.

                                       2
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                                   SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              IKON RECEIVABLES, LLC


                              By: IKON RECEIVABLES FUNDING, INC.
                                  its manager


                              By:   /s/ Thomas Sheehan
                                 ---------------------------
                                 Name:  Thomas Sheehan
                                 Title: Treasurer



Dated:  September 30, 1999

                                       3
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.            Description                             Page No.
-----------            -----------                             --------
23.1                   Independent Auditors' Consent (as          5
                       defined in Item 7 above).

                                       4